UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
January 16, 2026 (November 13, 2025)
Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Customer Drive
Bentonville, AR 72716
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	The Nasdaq Stock Market LLC
2.550% Notes due 2026	WMT26	The Nasdaq Stock Market LLC
1.050% Notes due 2026	WMT26A	The Nasdaq Stock Market LLC
1.500% Notes due 2028	WMT28C	The Nasdaq Stock Market LLC
4.875% Notes due 2029	WMT29B	The Nasdaq Stock Market LLC
5.750% Notes due 2030	WMT30B	The Nasdaq Stock Market LLC
1.800% Notes due 2031	WMT31A	The Nasdaq Stock Market LLC
5.625% Notes due 2034	WMT34	The Nasdaq Stock Market LLC
5.250% Notes due 2035	WMT35A	The Nasdaq Stock Market LLC
4.875% Notes due 2039	WMT39	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported by Walmart Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2025 (the “Initial Form 8-K”), on November 13, 2025, John Furner was appointed President and Chief Executive Officer of the Company, effective February 1, 2026 (the “Effective Date”). This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide information regarding Mr. Furner’s compensation in connection with his new position.
In connection with his new role, the Compensation and Management Development Committee (the “CMDC”) of the Company’s Board of Directors approved certain changes to Mr. Furner’s compensation. As of the Effective Date, Mr. Furner’s annualized base salary will be $1,500,000. For the fiscal year ending January 31, 2027 (“fiscal 2027”), Mr. Furner’s target annual cash incentive opportunity under the Company’s Management Incentive Plan is 240% of his base salary, with a maximum possible payout of 300% of his base salary. For fiscal 2027, Mr. Furner will be eligible to receive an annual equity award with a value of approximately $17,000,000, consisting of 85% performance-based restricted stock units and 15% restricted stock, and with the same grant date and vesting schedule as approved by the CMDC for all of the Company’s executive officers. In addition, Mr. Furner will also receive a one-time award of performance-based restricted stock units in connection with his new role with a value of approximately $10,000,000, approximately one-third of which will vest following the first anniversary of the grant date and approximately two-thirds of which will vest following the second anniversary of the grant date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 16, 2026

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Corporate Governance